UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549



                                    FORM 8-K



                  CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 10, 2005
                Date of report (Date of Earliest Event Reported)




                    TEXTAINER EQUIPMENT INCOME FUND III, L.P.
             (Exact name of Registrant as specified in its charter)


           California                      0-20140              94-3121277
   (State or other jurisdiction    (Commission file number)   (IRS Employer
of incorporation or organization)                           Identification No.)


    650 California Street, 16th Floor
           San Francisco, CA                                      94108
(Address of Principal Executive Offices)                        (ZIP Code)


                                 (415) 434-0551
              (Registrant's telephone number, including area code)


Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:
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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))
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Item 2.02

As described in the Registrant's report on Form 10-Q filed May 16, 2005 and its report on Form 8-K filed April 18, 2005 the Registrant completed the sale of its container fleet to RFH, Limited on April 18, 2005. The Registrant's agreement of limited partnership, as amended, requires it to furnish investors with information regarding its assets and liabilities as of the date of its dissolution. This information, along with the per unit amount of the final liquidating distribution, is being provided to the limited partners in a letter dated August 10, 2005, which is included below in Exhibit 99.1.

This information should be read in conjunction with the Registrant's financial statements, in both its report on Form 10-K filed March 30, 2005 and its report on Form 10-Q filed May 16, 2005, and the accompanying notes thereto and the related management's discussion and analysis of financial condition and results of operations.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit 99.1.  Letter to limited partners dated August 10, 2005



                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               Textainer Equipment Income Fund III, L.P.
                               A California Limited Partnership

                               By Textainer Financial Services Corporation
                               The Managing General Partner



                            By /s/ Ernest J. Furtado
                               _______________________________________________
                               Ernest J. Furtado
                               Chief Financial Officer, Senior Vice President, Secretary and Director


Date: August 10, 2005


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                                  Exhibit 99.1

August 10, 2005


To the Limited Partners of:    TCC Equipment Income Fund
                               Textainer Equipment Income Fund II, L.P.
                               Textainer Equipment Income Fund III, L.P.
                               Textainer Equipment Income Fund IV, L.P.
                               Textainer Equipment Income Fund V, L.P.
                               Textainer Equipment Income Fund VI, L.P.

RE:  FINAL LIQUIDATING DISTRIBUTIONS AND STATEMENTS OF ASSETS AND LIABILITIES

On August 2, 2005 the Partnerships received the remaining sales proceeds from the escrow accounts. The attached check represents your final liquidating distribution payment plus any amounts that are being reissued to you. The table below details the amount of the final liquidating distributions:

                                  Per unit distribution
                               Fund 1:             $0.21
                               Fund 2:             $0.19
                               Fund 3:             $0.20
                               Fund 4:             $0.25
                               Fund 5:             $0.39
                               Fund 6:             $0.47

Please note that this is the final distribution you will receive from these Partnerships and there will be no further amounts sent to you, as there are no remaining assets in these Partnerships. Your units in these Partnerships have now been liquidated, and the Partnerships plan to terminate their existence in the near future.

You will receive your final K-1 for the Partnership(s) sometime later this year or early in 2006. The K-1 will be applicable to the 2005 tax/calendar year.

Our service provider, ACS Securities Services, Inc. will still provide services to you through next year and will be available to answer any questions that you may have. Please contact them at 1 800 356-1739 option 1.

A Statement of Assets and Liabilities, as of April 18, 2005, the dissolution date, for all the Partnerships is included on the other side of this letter. Please note that the liability amounts include all the estimated remaining Partnerships' expenses to be incurred through the termination date. These Statements of Assets and Liabilities as of the dissolution date are provided to you for information purposes only as required by the Partnership Agreements.

We would like to thank you for your investment in the Textainer Partnerships.


Sincerely,





John A. Maccarone
President - Textainer Capital Corporation
Managing General Partner


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
TCC Equipment Income Fund
Statement of Assets and Liabilities (Amounts in thousands)
------------------------------------------------------------------------------------------------------------
Assets                                                                                        April 18, 2005
                                                                                              --------------
Cash                                                                                                 $ 3,541
Sale proceeds receivable from escrow account                                                             165
Leasing accounts receivable, net of allowance for doubtful accounts of $35                                16
                                                                                                     -------
                                                                                                     $ 3,722
Liabilities                                                                                          =======
Accounts payable and accrued liabilities                                                             $   183
Due to affiliates, net                                                                                    29
                                                                                                     -------
                                                                                                     $   212
                                                                                                     =======
------------------------------------------------------------------------------------------------------------
Textainer Equipment Income Fund II, L.P.
Statement of Assets and Liabilities (Amounts in thousands)
------------------------------------------------------------------------------------------------------------
Assets                                                                                        April 18, 2005
                                                                                              --------------
Cash                                                                                                 $10,743
Sale proceeds receivable from escrow account                                                             522
Leasing accounts receivable, net of allowance for doubtful accounts of $117                               12
                                                                                                     -------
                                                                                                     $11,277
Liabilities                                                                                          =======
Accounts payable and accrued liabilities                                                             $   219
Due to affiliates, net                                                                                    33
                                                                                                     -------
                                                                                                     $   252
                                                                                                     =======
------------------------------------------------------------------------------------------------------------
Textainer Equipment Income Fund III, L.P.
Statement of Assets and Liabilities (Amounts in thousands)
------------------------------------------------------------------------------------------------------------
Assets                                                                                        April 18, 2005
                                                                                              --------------
Cash                                                                                                 $18,162
Sale proceeds receivable from escrow account                                                             885
Leasing accounts receivable, net of allowance for doubtful accounts of $270                               56
                                                                                                     -------
                                                                                                     $19,103
Liabilities                                                                                          =======
Accounts payable and accrued liabilities                                                             $   291
Due to affiliates, net                                                                                    33
                                                                                                     -------
                                                                                                     $   324
                                                                                                     =======

------------------------------------------------------------------------------------------------------------
Textainer Equipment Income Fund IV, L.P.
Statement of Assets and Liabilities (Amounts in thousands)
------------------------------------------------------------------------------------------------------------
Assets                                                                                        April 18, 2005
                                                                                              --------------
Cash                                                                                                 $26,625
Sale proceeds receivable from escrow account                                                           1,296
Leasing accounts receivable, net of allowance for doubtful accounts of $295                               57
                                                                                                     -------
                                                                                                     $27,978
Liabilities                                                                                          =======
Accounts payable and accrued liabilities                                                             $   281
Due to affiliates, net                                                                                    35
                                                                                                     -------
                                                                                                     $   316
                                                                                                     =======
------------------------------------------------------------------------------------------------------------
Textainer Equipment Income Fund V, L.P.
Statement of Assets and Liabilities (Amounts in thousands)
------------------------------------------------------------------------------------------------------------
Assets                                                                                        April 18, 2005
                                                                                              --------------
Cash                                                                                                 $33,590
Sale proceeds receivable from escrow account                                                           1,367
Leasing accounts receivable, net of allowance for doubtful accounts of $262                               76
                                                                                                     -------
                                                                                                     $35,033
Liabilities                                                                                          =======
Accounts payable and accrued liabilities                                                             $   317
Due to affiliates, net                                                                                    28
                                                                                                     -------
                                                                                                     $   345
                                                                                                     =======





------------------------------------------------------------------------------------------------------------
Textainer Equipment Income Fund VI, L.P.
Statement of Assets and Liabilities (Amounts in thousands)
------------------------------------------------------------------------------------------------------------
Assets                                                                                        April 18, 2005
                                                                                              --------------
Cash                                                                                                 $16,965
Sale proceeds receivable from escrow account                                                             708
Leasing accounts receivable, net of allowance for doubtful accounts of $89                                48
                                                                                                     -------
                                                                                                     $17,721
Liabilities                                                                                          =======
Accounts payable and accrued liabilities                                                             $   216
Due to affiliates, net                                                                                    16
                                                                                                     -------
                                                                                                     $   232
                                                                                                     =======
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